Exhibit 99.1

Press Release

____________________________________________________________________________________________________________________________________________

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results for the Three and Nine-Months Ended September 30, 2019

HOUSTON, November 11, 2019 — Tidewater Inc. (NYSE:TDW) announced today revenue for the three and nine months ended September 30, 2019, of $119.8 million and $367.8 million, and net losses for the same periods of $44.2 million (or $1.15 per common share) and $81.9 million (or $2.17 per common share), respectively. Excluding certain costs outlined below, net losses for the three and nine months ended September 30, 2019 were $37.9 million (or $0.99 per common share) and $71.4 million (or $1.89 per common share), respectively.  Highlights for the three months ended September 30, 2019:

•Significant streamlining of shore base operations underway

•	Adjusted EBITDA for the trailing twelve months of $80.5 million
•	Initiated bond consent and $125 million tender to improve debt capital structure, reduce negative interest carry and improve operational efficiency
•	Third quarter general and administrative expense includes $6.3 million of severance and similar expenses related to significant reduction in force
•	Fourth quarter general and administrative expense will also include charges for severance and similar expenses related to further reductions in force
•

Rollout of SAP enterprise resource planning system occurred as scheduled on October 1; the third quarter includes approximately $0.7 million of general and administrative expense related to third party cost associated with the implementation

•	Generated revenue of $119.8 million, a $20.6 million increase from the same period in the prior year as a result of the 2018 acquisition of GulfMark Offshore, Inc.
•	High-grading active fleet through the stacking of eight vessels, disposing of three smaller, low specification vessels and reactivating of five larger, high specification vessels

•Active utilization increased to 80.4% from 79.3% in the second quarter

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “We continue to be disciplined with respect to our fleet composition by maintaining the fleet size in certain regions and reactivating capacity in other regions when returns on investment are acceptable. Likewise, we won’t hesitate to remove smaller, lower specification vessels that do not have acceptable returns on investment from our active fleet. While underlying market conditions remain challenging, they are improving, and Tidewater’s strong balance sheet and focus on increasing organizational efficiency and scalability supports our growth initiatives and the expansion of our leadership position in the market.”

Included in the net loss for the three months and nine months ended September 30, 2019 were general and administrative expenses for severance and similar expenses related to integrating Tidewater and GulfMark operations of $6.3 million ($0.16 per common share) and $10.5 million ($0.28 per common share), respectively.

The fully diluted number of shares, as of September 30, 2019, assuming exercise of all outstanding warrants is as follows:

Common shares outstanding	39,110,938
New Creditor Warrants (strike price $0.001 per common share)	1,329,884
GulfMark Creditor Warrants (strike price $0.01 per common share)	1,300,359
Total	41,741,181

Tidewater will hold a conference call to discuss results for the three months ended September 30, 2019 on Tuesday, November 12, 2019 at 8:00 a.m. Central Time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start.  A replay of the conference call will be available beginning at 12:00 p.m. Central Time on November 12, 2019, and will continue until 11:59 p.m. Central Time on December 12, 2019. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.).  The conference call ID number is 49155275.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, www.tdw.com.  The online replay will be available until December 12, 2019.

The conference call will contain forward-looking statements in addition to statements of historical fact.  The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

Financial information is displayed beginning on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Revenues:
Vessel revenues	$117,173	97,011	360,476	288,679
Other operating revenues	2,592	2,181	7,296	7,607
Total revenues	119,765	99,192	367,772	296,286
Costs and expenses:
Vessel operating costs	80,619	65,237	243,261	194,613
Costs of other operating revenues	534	1,681	1,884	4,797
General and administrative (A)	30,474	25,546	81,310	73,536
Depreciation and amortization	25,735	13,390	73,705	38,192
Loss (gain) on asset dispositions, net	(270)	1,571	(1,047)	(1,686)
Long-lived asset impairments	5,224	16,853	5,224	24,254
Total operating costs and expenses	142,316	124,278	404,337	333,706
Operating loss	(22,551)	(25,086)	(36,565)	(37,420)
Other income (expense):
Foreign exchange gain (loss)	173	1	(324)	(1,349)
Equity in net earnings (losses) of unconsolidated companies	(468)	56	(435)	(14,993)
Interest income and other, net	1,579	2,709	5,908	5,495
Interest and other debt costs, net	(7,468)	(7,585)	(22,786)	(22,731)
Total other expense	(6,184)	(4,819)	(17,637)	(33,578)
Loss before income taxes	(28,735)	(29,905)	(54,202)	(70,998)
Income tax expense	15,071	1,278	26,443	10,396
Net loss	$(43,806)	(31,183)	(80,645)	(81,394)
Less: Net income attributable to noncontrolling interests	394	(287)	1,245	(386)
Net loss attributable to Tidewater Inc.	$(44,200)	(30,896)	(81,890)	(81,008)
Basic loss per common share	(1.15)	(1.16)	(2.17)	(3.23)
Diluted loss per common share	(1.15)	(1.16)	(2.17)	(3.23)
Weighted average common shares outstanding	38,537	26,615	37,767	25,073
Dilutive effect of stock options and restricted stock	—	—	—	—
Adjusted weighted average common shares	38,537	26,615	37,767	25,073

Total shares outstanding including warrants	September 30, 2019	September 30, 2018
Common shares outstanding	39,111	26,816
New Creditor Warrants (strike price $0.001 per common share)	1,330	3,512
GulfMark Creditor Warrants (strike price $0.01 per common share)	1,300	—
Total	41,741	30,328

Note (A): General and administrative expenses for the three and nine months ended September 30, 2019 included stock-based compensation of $7.4 million and $16.6 million, respectively, and general and administrative expenses for the three and nine months ended September 30, 2018 included stock-based compensation of $3.8 million and $10.0 million, respectively. In addition, general and administrative costs for the three and nine months ended September 30, 2019 includes $6.3 million and $10.5 million of severance and similar costs related to integrating Tidewater and GulfMark operations.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	September 30,	December 31,
ASSETS	2019	2018
Current assets:
Cash and cash equivalents	$359,332	371,791
Restricted cash	3,300	25,953
Trade and other receivables, net	123,133	111,266
Due from affiliates	124,757	132,951
Marine operating supplies	21,303	29,505
Other current assets	13,116	11,836
Total current assets	644,941	683,302
Investments in, at equity, and advances to unconsolidated companies	—	1,039
Properties and equipment, net	1,022,786	1,089,857
Deferred drydocking and survey costs	49,025	22,215
Other assets	37,269	31,326
Total assets	$1,754,021	1,827,739

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$23,672	31,939
Accrued costs and expenses	54,792	61,784
Due to affiliates	41,676	34,972
Current portion of long-term debt	9,689	8,568
Other current liabilities	30,024	21,092
Total current liabilities	159,853	158,355
Long-term debt	419,905	430,436
Other liabilities	96,499	94,025

Contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 39,110,938 and 36,978,280 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively	39	37
Additional paid-in capital	1,365,872	1,352,388
Accumulated deficit	(292,673)	(210,783)
Accumulated other comprehensive income	2,194	2,194
Total stockholders’ equity	1,075,432	1,143,836
Noncontrolling interests	2,332	1,087
Total equity	1,077,764	1,144,923
Total liabilities and equity	$1,754,021	1,827,739

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net loss	$(43,806)	(31,183)	$(80,645)	(81,394)
Other comprehensive income:
Unrealized losses on available for sale securities, net of tax of $0, $0, $0 and $0	—	—	—	(256)
Total comprehensive loss	$(43,806)	(31,183)	$(80,645)	(81,650)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Nine Months Ended
	September 30, 2019	September 30, 2018
Operating activities:
Net loss	$(80,645)	(81,394)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	57,629	33,949
Amortization of deferred drydocking and survey costs	16,076	4,243
Amortization of debt premium and discounts	(1,562)	(1,371)
Provision for deferred income taxes	759	—
Gain on asset dispositions, net	(1,047)	(1,686)
Long-lived asset impairments	5,224	24,254
Changes in investments in, at equity, and advances to unconsolidated companies	435	28,087
Compensation expense - stock-based	16,599	9,967
Changes in assets and liabilities, net:
Trade and other receivables	(11,796)	(10,744)
Changes in due to/from affiliates, net	14,898	28,290
Accounts payable	(8,267)	1,719
Accrued costs and expenses	(10,574)	(10,857)
Cash paid for deferred drydocking and survey costs	(43,701)	(17,088)
Other, net	9,268	14,861
Net cash provided by (used in) operating activities	(36,704)	22,230
Cash flows from investing activities:
Proceeds from sales of assets	25,092	16,499
Additions to properties and equipment	(13,931)	(9,116)
Net cash provided by investing activities	11,161	7,383
Cash flows from financing activities:
Principal payment on long-term debt	(6,458)	(4,020)
Payments to General Unsecured Creditors	—	(8,377)
Taxes on share-based awards	(3,112)	—
Other	1	(1,997)
Net cash used in financing activities	(9,569)	(14,394)
Net change in cash, cash equivalents and restricted cash	(35,112)	15,219
Cash, cash equivalents and restricted cash at beginning of period	397,744	453,335
Cash, cash equivalents and restricted cash at end of period	$362,632	468,554
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$24,482	24,218
Income taxes	$10,386	13,679

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	loss	interest	Total
Balance at June 30, 2019	$38	1,359,842	(248,473)	2,194	1,938	1,115,539
Total comprehensive loss	—	—	(44,200)	—	394	(43,806)
Issuance of common stock from exercise of warrants	1	(1)	—	—	—	—
Amortization/cancellation of restricted stock units	—	6,031	—	—	—	6,031
Balance at September 30, 2019	$39	1,365,872	(292,673)	2,194	2,332	1,077,764

Balance at June 30, 2018	$26	1,064,039	(89,378)	(403)	1,242	975,526
Total comprehensive loss	—	—	(30,896)	—	(287)	(31,183)
Issuance of common stock	1	—	—	—	—	1
Amortization of restricted stock units	—	(436)	—	—	—	(436)
Balance at September 30, 2018	$27	1,063,603	(120,274)	(403)	955	943,908

	Nine Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	loss	interest	Total
Balance at December 31, 2018	$37	1,352,388	(210,783)	2,194	1,087	1,144,923
Total comprehensive loss	—	—	(81,890)	—	1,245	(80,645)
Issuance of common stock from exercise of warrants	2	—	—	—	—	2
Amortization/cancellation of restricted stock units	—	13,484	—	—	—	13,484
Balance at September 30, 2019	$39	1,365,872	(292,673)	2,194	2,332	1,077,764

Balance at December 31, 2017	$22	1,059,120	(39,266)	(147)	2,215	1,021,944
Total comprehensive loss	—	—	(81,008)	(256)	(386)	(81,650)
Issuance of common stock	5	(2)	—	—	—	3
Amortization of restricted stock units	—	5,611	—	—	—	5,611
Acquisition of non-controlling interests	—	(1,126)	—	—	(874)	(2,000)
Balance at September 30, 2018	$27	1,063,603	(120,274)	(403)	955	943,908

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Three Months Ended				Nine Months Ended
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
(In thousands)		%		%		%		%
Vessel revenues:
Americas	$33,147	28%	28,039	29%	103,624	29%	86,721	30%
Middle East/Asia Pacific	22,765	19%	19,927	21%	63,670	18%	60,721	21%
Europe/Mediterranean Sea	30,946	26%	12,566	13%	94,531	26%	35,546	12%
West Africa	30,315	26%	36,479	38%	98,651	27%	105,691	37%
Total vessel revenues	$117,173	100%	97,011	100%	360,476	100%	288,679	100%
Vessel operating costs:
Crew costs	$46,193	39%	37,615	39%	141,528	39%	108,207	37%
Repair and maintenance	11,967	10%	8,634	9%	32,579	9%	24,316	8%
Insurance and loss reserves	2,027	2%	(1,706)	(2)%	4,955	1%	(586)	(<1%)
Fuel, lube and supplies	8,781	7%	7,980	8%	26,577	7%	25,174	9%
Other	11,651	10%	12,714	13%	37,622	10%	37,502	13%
Total vessel operating costs	80,619	69%	65,237	67%	243,261	68%	194,613	67%
Vessel operating margin (B)	$36,554	31%	31,774	33%	117,215	32%	94,066	33%

Note (B): Vessel operating margin can be recalculated by adjusting vessel operating profit (loss) before general and administrative expenses and depreciation and amortization expenses.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Three Months Ended				Nine Months Ended
	September 30, 2019		September 30, 2018		September 30, 2019		September 30, 2018
(In thousands)		%		%		%		%
Vessel operating profit (loss):
Americas	$(168)	(<1%)	1,212	1%	1,702	<1%	11,804	4%
Middle East/Asia Pacific	(809)	(1%)	(701)	(1%)	(4,098)	(1%)	(2,329)	(1%)
Europe/Mediterranean Sea	(276)	(<1%)	(2,056)	(2%)	(768)	(<1%)	(6,753)	(2%)
West Africa	678	1%	3,912	4%	11,891	3%	3,867	1%
Other operating profit	2,052	2%	485	(<1%)	5,381	1%	2,767	1%
	1,477	1%	2,852	3%	14,108	4%	9,356	3%
Corporate expenses (C)	(19,074)	(16%)	(9,514)	(10%)	(46,496)	(13%)	(24,208)	(8%)
Gain (loss) on asset dispositions, net	270	<1%	(1,571)	(2%)	1,047	1%	1,686	1%
Long-lived asset impairments	(5,224)	(4%)	(16,853)	(17%)	(5,224)	(1%)	(24,254)	(8%)
Operating loss	(22,551)	(19%)	(25,086)	(25%)	(36,565)	(9%)	(37,420)	(13%)

Note (C):  General and administrative expenses for the three and nine months ended September 30, 2019 included stock-based compensation of $7.4 million and $16.6 million, respectively, and general and administrative expenses for the three and nine months ended September 30, 2018 included stock-based compensation of $3.8 million and $10.0 million, respectively. In addition, general and administrative costs for the three and nine months ended September 30, 2019 includes $6.3 million and $10.5 million of severance and similar costs related to integrating Tidewater and GulfMark operations.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Revenues:
Vessel revenues	$117,173	123,641	119,662	108,527	97,011
Other operating revenues	2,592	2,218	2,487	1,707	2,181
Total revenues	119,765	125,859	122,149	110,234	99,192
Costs and expenses:
Vessel operating costs	80,619	80,439	82,203	74,967	65,237
Costs of other operating revenues	534	586	764	733	1,681
General and administrative (D)	30,474	23,696	27,140	36,487	25,546
Depreciation and amortization	25,735	25,038	22,932	20,101	13,390
Loss (gain) on asset dispositions, net	(270)	494	(1,270)	(8,938)	1,571
Impairment of due from affiliate	—	—	—	20,083	—
Asset impairments	5,224	—	—	36,878	16,853
Total operating costs and expenses	142,316	130,253	131,769	180,311	124,278
Operating loss	(22,551)	(4,394)	(9,620)	(70,077)	(25,086)
Other income (expense):
Foreign exchange gain (loss)	173	11	(508)	1,455	1
Equity in net earnings (losses) of unconsolidated companies	(468)	95	(62)	(3,871)	56
Interest income and other	1,579	1,859	2,470	5,799	2,709
Loss on debt extinguishment	—	—	—	(8,119)	—
Interest and other debt costs	(7,468)	(7,582)	(7,736)	(7,708)	(7,585)
Total other expense	(6,184)	(5,617)	(5,836)	(12,444)	(4,819)
Loss before income taxes	(28,735)	(10,011)	(15,456)	(82,521)	(28,905)
Income tax expense	15,071	5,542	5,830	7,856	1,278
Net loss	$(43,806)	(15,553)	(21,286)	(90,377)	(31,183)
Less: Net income (loss) attributable to noncontrolling interests	394	406	445	132	(287)
Net loss attributable to Tidewater Inc.	$(44,200)	(15,959)	(21,731)	(90,509)	(30,896)
Basic loss per common share	$(1.15)	(0.42)	(0.58)	(2.83)	(1.16)
Diluted loss per common share	$(1.15)	(0.42)	(0.58)	(2.83)	(1.16)
Weighted average common shares outstanding (E)	38,537,165	37,570,629	37,178,580	31,974,802	26,614,507
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	38,537,165	37,570,629	37,178,580	31,974,802	26,614,507

Vessel operating margin	$36,554	43,202	37,459	33,560	31,774

Note (D): Restructuring and merger-related items:
Professional services costs included in general and administrative expenses related to the business combination with GulfMark	$—	—	88	4,465	3,036
Integration related costs related to the business combination with GulfMark	1,686	460	3,651	—	—
Total	$1,686	460	3,739	4,465	3,036

Note (E):
Shares issuable upon the exercise of New Creditor Warrants held by U.S. citizens included in weighted average shares outstanding	—	—	—	2,547	300,646

Total shares outstanding including warrants
Common shares outstanding	39,110,938	37,845,158	37,381,954	36,978,280	26,815,991
New Creditor Warrants (strike price $0.001 per common share)	1,329,884	2,034,235	2,070,463	2,220,857	3,512,416
GulfMark Creditor Warrants (strike price $0.01 per common share)	1,300,359	1,683,147	2,046,795	2,189,709	—
Total	41,741,181	41,562,540	41,499,212	41,388,846	30,328,407

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
ASSETS	2019	2019	2019	2018	2018
Current assets:
Cash and cash equivalents	$359,332	369,549	391,060	371,791	461,088
Restricted cash	3,300	13,614	6,975	25,953	7,466
Trade and other receivables, net (F)	123,133	121,155	112,853	111,266	88,013
Due from affiliates	124,757	121,959	119,049	132,951	174,349
Marine operating supplies	21,303	29,141	29,337	29,505	27,591
Other current assets	13,116	14,460	14,844	11,836	9,880
Total current assets	644,941	669,878	674,118	683,302	768,387
Investments in, at equity, and advances to unconsolidated companies	—	658	774	1,039	1,129
Net properties and equipment	1,022,786	1,041,054	1,065,297	1,089,857	790,055
Deferred drydocking and survey costs	49,025	41,029	30,602	22,215	16,053
Other assets	37,269	39,651	38,507	31,326	28,700
Total assets	$1,754,021	1,792,270	1,809,298	1,827,739	1,604,324

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable (F)	$23,672	24,170	29,739	31,939	30,571
Accrued costs and expenses	54,792	56,675	56,025	61,784	46,060
Due to affiliates	41,676	39,060	40,245	34,972	48,064
Current portion of long-term debt	9,689	10,002	9,957	8,568	7,671
Other current liabilities	30,024	24,442	20,115	21,092	21,341
Total current liabilities	159,853	154,349	156,081	158,355	153,707
Long-term debt	419,905	424,911	427,436	430,436	435,301
Other liabilities and deferred credits	96,499	97,471	98,096	94,025	71,408

Contingencies

Equity:
Common stock	39	38	37	37	27
Additional paid-in capital	1,365,872	1,359,842	1,356,436	1,352,388	1,063,603
Accumulated deficit	(292,673)	(248,473)	(232,514)	(210,783)	(120,274)
Accumulated other comprehensive income (loss)	2,194	2,194	2,194	2,194	(403)
Total stockholders’ equity	1,075,432	1,113,601	1,126,153	1,143,836	942,953
Noncontrolling interests	2,332	1,938	1,532	1,087	955
Total equity	1,077,764	1,115,539	1,127,685	1,144,923	943,908
Total liabilities and equity	$1,754,021	1,792,270	1,809,298	1,827,739	1,604,324

Supplemental Information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$64,660	66,690	62,591	79,829	102,512
DTDW (Nigeria)	18,421	16,209	16,213	18,150	23,773
Total	$83,081	82,899	78,804	97,979	126,285

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
VESSEL REVENUE BY VESSEL CLASS (In thousands):

Americas fleet:
Deepwater	$24,575	26,991	25,214	21,412	19,513
Towing-supply	7,831	7,448	8,576	8,283	6,417
Other	741	760	1,489	2,118	2,109
Total	$33,147	35,199	35,279	31,813	28,039
Middle East/Asia Pacific fleet:
Deepwater	$14,960	12,130	10,502	8,705	7,607
Towing-supply	7,805	8,319	9,954	10,959	12,156
Other	-	-	-	(190)	164
Total	$22,765	20,449	20,456	19,474	19,927
Europe/Mediterranean Sea fleet:
Deepwater	$30,608	34,104	27,577	19,876	11,643
Towing-supply	338	923	981	841	923
Total	$30,946	35,027	28,558	20,717	12,566
West Africa fleet:
Deepwater	$14,923	14,977	15,949	15,287	15,101
Towing-supply	11,598	14,015	15,184	16,807	17,805
Other	3,794	3,974	4,236	4,429	3,573
Total	$30,315	32,966	35,369	36,523	36,479
Worldwide fleet:
Deepwater	$85,066	88,202	79,242	65,278	53,864
Towing-supply	27,572	30,705	34,695	36,890	37,301
Other	4,535	4,734	5,725	6,359	5,846
Total	$117,173	123,641	119,662	108,527	97,011

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
AVERAGE NUMBER OF VESSELS (G):

Americas fleet:
Deepwater	32	34	37	35	26
Towing-supply	17	18	27	20	15
Other	5	6	7	7	6
Total	54	58	71	62	47
Stacked vessels	(17)	(20)	(32)	(27)	(20)
Active vessels	37	38	39	35	27
Middle East/Asia Pacific fleet:
Deepwater	26	24	24	20	17
Towing-supply	26	26	27	28	32
Other	—	—	—	—	—
Total	52	50	51	48	49
Stacked vessels	(11)	(9)	(10)	(11)	(9)
Active vessels	41	41	41	37	40
Europe/Mediterranean Sea fleet:
Deepwater	42	44	45	31	18
Towing-supply	3	3	3	4	4
Other	—	—	—	—	—
Total	45	47	48	35	22
Stacked vessels	(13)	(13)	(14)	(10)	(4)
Active vessels	32	34	34	25	18
West Africa fleet:
Deepwater	29	30	30	28	27
Towing-supply	20	22	31	31	31
Other	21	21	22	23	25
Total	70	73	83	82	83
Stacked vessels	(22)	(23)	(29)	(29)	(28)
Active vessels	48	50	54	53	55
Worldwide fleet:
Deepwater	129	132	136	114	88
Towing-supply	66	69	88	83	82
Other	26	27	29	30	31
Total	221	228	253	227	201
Stacked vessels	(63)	(65)	(85)	(77)	(61)
Active vessels	158	163	168	150	140

Total active	158	163	168	150	140
Total stacked	63	65	85	77	61
Total joint venture and other vessels	4	4	4	5	7
Total	225	232	257	232	208

Note (G):  Included in total owned or chartered vessels at September 30, 21019, June 30, 2019, March 31, 2019, December 31, 2018, and September 30, 2018, were 60, 60, 71, 92 and 62 vessels, respectively, which were stacked by the company.  These vessels were considered to be in service and are included in the calculation of our total fleet utilization statistics.  Included in total joint venture and other at September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, were 1, 1, 1, 2 and 2 vessels, respectively, which were stacked by the company.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,932	3,112	3,332	3,271	2,392
Towing-supply	1,552	1,638	2,426	1,806	1,422
Other	460	484	619	644	552
Total	4,944	5,234	6,377	5,721	4,366
Middle East/Asia Pacific fleet:
Deepwater	2,370	2,184	2,160	1,840	1,534
Towing-supply	2,392	2,369	2,457	2,588	2,950
Other	—	—	—	—	—
Total	4,762	4,553	4,617	4,428	4,484
Europe/Mediterranean Sea fleet:
Deepwater	3,874	4,024	4,040	2,806	1,649
Towing-supply	276	273	294	368	368
Total	4,150	4,297	4,334	3,174	2,017
West Africa fleet:
Deepwater	2,723	2,730	2,668	2,606	2,491
Towing-supply	1,840	1,974	2,790	2,852	2,852
Other	1,932	1,976	1,980	2,122	2,297
Total	6,495	6,680	7,438	7,580	7,640
Worldwide fleet:
Deepwater	11,899	12,050	12,200	10,523	8,066
Towing-supply	6,060	6,254	7,967	7,614	7,592
Other	2,392	2,460	2,599	2,766	2,849
Total	20,351	20,764	22,766	20,903	18,507

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	723	798	992	1,288	858
Towing-supply	632	728	1,467	932	736
Other	184	241	380	296	276
Total	1,539	1,767	2,839	2,516	1,870
Middle East/Asia Pacific fleet:
Deepwater	552	494	617	572	338
Towing-supply	460	303	270	391	508
Other	—	—	—	—	—
Total	1,012	797	887	963	846
Europe/Mediterranean Sea fleet:
Deepwater	1,104	1,092	1,122	736	170
Towing-supply	92	91	114	184	184
Total	1,196	1,183	1,236	920	354
West Africa fleet:
Deepwater	768	698	630	625	552
Towing-supply	552	700	1,486	1,361	1,196
Other	736	689	540	681	799
Total	2,056	2,087	2,656	2,667	2,547
Worldwide fleet:
Deepwater	3,147	3,082	3,361	3,221	1,918
Towing-supply	1,736	1,822	3,337	2,868	2,624
Other	920	930	920	977	1,075
Total	5,803	5,834	7,618	7,066	5,617

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
AVAILABLE DAYS - ACTIVE FLEET: (H)

Americas fleet:
Deepwater	2,209	2,314	2,340	1,983	1,534
Towing-supply	920	910	959	874	686
Other	276	243	239	348	276
Total	3,405	3,467	3,538	3,205	2,496
Middle East/Asia Pacific fleet:
Deepwater	1,818	1,690	1,543	1,268	1,196
Towing-supply	1,932	2,066	2,187	2,197	2,442
Other	—	—	—	—	—
Total	3,750	3,756	3,730	3,465	3,638
Europe/Mediterranean Sea fleet:
Deepwater	2,770	2,932	2,918	2,070	1,479
Towing-supply	184	182	180	184	184
Total	2,954	3,114	6,159	2,254	1,663
West Africa fleet:
Deepwater	1,955	2,032	2,038	1,981	1,939
Towing-supply	1,288	1,274	1,304	1,491	1,656
Other	1,196	1,287	1,440	1,441	1,498
Total	4,439	4,593	4,782	4,913	5,093
Worldwide fleet:
Deepwater	8,752	8,968	8,839	7,302	6,148
Towing-supply	4,324	4,432	4,630	4,746	4,968
Other	1,472	1,530	1,679	1,789	1,774
Total	14,548	14,930	15,148	13,837	12,890

Note (H): Available Days - Active Fleet equals Available Days - Total Fleet less Out-Of-Service - Stacked Days.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
UTILIZATION - TOTAL FLEET: (I)

Americas fleet:
Deepwater	64.5%	65.8%	61.9%	49.9%	50.6%
Towing-supply	53.1	43.5	35.4	42.8	40.6
Other	21.0	19.0	26.3	35.3	41.2
Total	56.9%	54.5%	48.4%	46.0%	46.1%
Middle East/Asia Pacific fleet:
Deepwater	65.4%	62.1%	57.8%	57.6%	59.0%
Towing-supply	61.7	61.1	64.8	62.3	64.2
Other	—	—	—	—	—
Total	63.6%	61.6%	61.5%	60.3%	62.4%
Europe/Mediterranean Sea fleet:
Deepwater	64.0%	63.0%	60.1%	66.2%	72.0%
Towing-supply	24.5	56.9	59.9	39.0	44.3
Total	61.4%	62.7%	60.1%	63.1%	67.0%
West Africa fleet:
Deepwater	50.6%	51.7%	52.9%	58.5%	61.9%
Towing-supply	46.3	50.3	40.0	46.5	48.0
Other	55.6	55.1	57.9	57.3	44.2
Total	50.9%	52.3%	49.4%	53.6%	51.4%
Worldwide fleet:
Deepwater	61.4%	61.0%	58.6%	57.7%	60.0%
Towing-supply	53.1	52.9	47.0	50.6	52.7
Other	49.0	48.0	50.4	52.2	43.6
Total	57.5%	57.0%	53.6%	54.4%	54.5%

Note (I): Utilization Total Fleet equals Days Worked / Available Days Total Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
UTILIZATION - ACTIVE FLEET: (J)

Americas fleet:
Deepwater	85.7%	88.4%	88.2%	82.3%	78.8%
Towing-supply	89.6	78.4	89.5	88.4	84.2
Other	35.0	37.9	68.2	65.4	82.3
Total	82.6%	82.3%	87.2%	82.1%	80.7%
Middle East/Asia Pacific fleet:
Deepwater	85.3%	80.3%	80.9%	83.6%	75.6%
Towing-supply	76.4	70.1	72.8	73.3	77.5
Other	—	—	—	—	—
Total	80.7%	74.7%	76.1%	77.1%	76.9%
Europe/Mediterranean Sea fleet:
Deepwater	89.5%	86.5%	83.2%	89.8%	80.3%
Towing-supply	36.8	85.3	97.8	78.0	88.7
Total	86.3%	86.5%	84.1%	88.8%	81.2%
West Africa fleet:
Deepwater	70.5%	69.4%	69.2%	77.0%	79.5%
Towing-supply	66.1	77.9	85.6	88.9	82.6
Other	89.9	84.6	79.7	84.3	67.8
Total	74.4%	76.0%	76.8%	82.8%	77.1%
Worldwide fleet:
Deepwater	83.4%	82.0%	80.9%	83.2%	78.8%
Towing-supply	74.5	74.7	80.8	81.2	80.5
Other	79.6	77.2	78.0	80.7	70.1
Total	80.4%	79.3%	80.6%	82.2%	78.3%

Note (J): Utilization Active Fleet equals Days Worked / Available Days - Active Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
AVERAGE VESSEL DAY RATES: (K)

Americas fleet:
Deepwater	$12,986	13,186	12,217	13,127	16,138
Towing-supply	9,504	10,442	9,993	10,722	11,115
Other	7,674	8,259	9,135	9,311	9,281
Total	$11,783	12,341	11,436	12,091	13,924
Middle East/Asia Pacific fleet:
Deepwater	$9,648	8,942	8,417	8,215	8,411
Towing-supply	5,285	5,747	6,255	6,801	6,422
Other	—	—	—	—	—
Total	$7,520	7,293	7,205	7,291	7,123
Europe/Mediterranean Sea fleet:
Deepwater	$12,342	13,443	11,356	10,696	9,802
Towing-supply	4,995	5,941	5,566	5,867	5,658
Total	$12,147	13,010	10,964	10,350	9,302
West Africa fleet:
Deepwater	$10,827	10,615	11,307	10,023	9,793
Towing-supply	13,628	14,115	13,601	12,675	13,019
Other	3,530	3,650	3,693	3,645	3,515
Total	$9,174	9,439	9,627	8,982	9,291
Worldwide fleet:
Deepwater	$11,651	11,998	11,082	10,747	11,121
Towing-supply	8,564	9,279	9,271	9,574	9,323
Other	3,871	4,009	4,370	4,407	4,701
Total	$10,021	10,442	9,806	9,545	9,616

Note (K):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2019	2019	2019	2018	2018
Americas
Vessel revenues	$33,147	35,199	35,279	31,813	28,039

Vessel operating costs:
Crew costs	$15,108	16,008	17,099	15,596	12,169
Routine repairs and maintenance	2,561	2,388	3,152	2,443	2,017
Major repairs	500	(60)	468	(5)	554
Insurance and loss reserves	305	(1,118)	741	(38)	(488)
Fuel, lube and supplies	1,919	2,115	2,445	2,350	2,081
Other	2,461	2,772	2,771	2,523	1,787
Total vessel operating costs	$22,854	22,105	26,676	22,869	18,120

Vessel operating margin ($)	$10,293	13,094	8,603	8,944	9,919
Vessel operating margin (%)	31.1%	37.2%	24.4%	28.1%	35.4%

Americas - Select operating statistics
Average vessels - Total fleet	54	58	71	62	47
Utilization - Total fleet	56.9%	54.5%	48.3%	46.0%	46.1%

Average vessels - Active fleet	37	38	39	35	27
Utilization - Active fleet	82.6%	82.3%	87.2%	82.1%	80.7%

Average day rates	$11,783	12,341	11,436	12,091	13,924

Vessels commencing drydocks	4	6	6	3	11

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$500	(60)	468	(5)	554
Cash paid for deferred drydocking and survey costs	$5,368	6,637	2,178	3,406	1,099
	$5,868	6,577	2,646	3,401	1,653

Deferred drydocking and survey costs - beginning balance	$12,154	8,463	7,245	4,638	4,108
Cash paid for deferred drydocking and survey costs	$5,368	6,637	2,178	3,406	1,099
Amortization of deferred drydocking and survey costs	$(1,964)	(1,228)	(960)	(799)	(569)
Disposals, intersegment transfers and other	$120	(1,718)	—	—	—
Deferred drydocking and survey costs - ending balance	$15,678	12,154	8,463	7,245	4,638

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2019	2019	2019	2018	2018
Middle East/Asia Pacific
Vessel revenues	$22,765	20,449	20,456	19,474	19,927

Vessel operating costs:
Crew costs	$9,243	8,986	8,627	8,372	8,412
Routine repairs and maintenance	2,333	1,550	1,581	2,377	1,898
Major repairs	(16)	123	—	-	(39)
Insurance and loss reserves	356	186	589	154	(458)
Fuel, lube and supplies	2,431	2,350	2,335	2,402	1,394
Other	1,318	1,844	1,733	1,947	2,203
Total vessel operating costs	$15,665	15,039	14,865	15,252	13,410

Vessel operating margin ($)	$7,100	5,410	5,591	4,222	6,517
Vessel operating margin (%)	31.2%	26.5%	27.3%	21.7%	32.7%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	52	50	51	48	49
Utilization - Total fleet	63.6%	61.6%	61.5%	60.3%	62.4%

Average vessels - Active fleet	41	41	41	37	40
Utilization - Active fleet	80.7%	74.7%	76.1%	77.1%	76.9%

Average day rates	$7,520	7,293	7,205	7,291	7,123

Vessels commencing drydocks	3	2	7	3	4

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$(16)	123	—	-	(39)
Cash paid for deferred drydocking and survey costs	$2,269	4,324	4,481	2,459	1,219
	$2,253	4,447	4,481	2,459	1,180

Deferred drydocking and survey costs - beginning balance	$11,961	9,178	5,961	4,099	3,361
Cash paid for deferred drydocking and survey costs	$2,269	4,324	4,481	2,459	1,219
Amortization of deferred drydocking and survey costs	$(1,911)	(1,493)	(1,264)	(597)	(481)
Disposals, intersegment transfers and other	$253	(48)	—	—	—
Deferred drydocking and survey costs - ending balance	$12,572	11,961	9,178	5,961	4,099

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2019	2019	2019	2018	2018
Europe/Mediterranean Sea
Vessel revenues	$30,946	35,027	28,558	20,717	12,566

Vessel operating costs:
Crew costs	$12,974	13,001	13,059	9,271	5,642
Routine repairs and maintenance	3,307	3,491	2,404	1,799	1,645
Major repairs	-	423	174	550	192
Insurance and loss reserves	503	693	561	380	116
Fuel, lube and supplies	1,614	1,314	1,891	1,294	1,195
Other	2,658	2,902	2,994	2,008	1,838
Total vessel operating costs	$21,056	21,824	21,083	15,302	10,628

Vessel operating margin ($)	$9,890	13,203	7,475	5,415	1,938
Vessel operating margin (%)	32.0%	37.7%	26.2%	26.1%	15.4%

Europe/Mediterranean Sea - Select operating statistics
Average vessels - Total fleet	45	47	48	35	22
Utilization - Total fleet	61.4%	62.7%	60.1%	63.1%	67.0%

Average vessels - Active fleet	32	34	34	25	18
Utilization - Active fleet	86.3%	86.5%	84.1%	88.8%	81.2%

Average day rates	$12,147	13,010	10,964	10,350	9,302

Vessels commencing drydocks	1	-	6	2	2

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$-	423	174	550	192
Cash paid for deferred drydocking and survey costs	$316	3,030	2,432	1,635	383
	$316	3,453	2,606	2,185	575

Deferred drydocking and survey costs - beginning balance	$8,596	5,831	4,278	3,279	3,356
Cash paid for deferred drydocking and survey costs	$316	3,030	2,432	1,635	383
Amortization of deferred drydocking and survey costs	$(1,160)	(1,448)	(879)	(636)	(460)
Disposals, intersegment transfers and other	$(373)	1,183	—	—	—
Deferred drydocking and survey costs - ending balance	$7,379	8,596	5,831	4,278	3,279

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2019	2019	2019	2018	2018
West Africa
Vessel revenues	$30,315	32,966	35,369	36,523	36,479

Vessel operating costs:
Crew costs	$8,868	9,196	9,360	11,894	11,392
Routine repairs and maintenance	3,208	2,831	1,734	1,826	2,382
Major repairs	74	165	189	415	(15)
Insurance and loss reserves	863	989	287	141	(876)
Fuel, lube and supplies	2,817	2,672	2,674	3,272	3,310
Other	5,214	5,618	5,335	3,998	6,886
Total vessel operating costs	$21,044	21,471	19,579	21,546	23,079

Vessel operating margin ($)	$9,271	11,495	15,790	14,977	13,400
Vessel operating margin (%)	30.6%	34.9%	44.6%	41.0%	36.7%

West Africa - Select operating statistics
Average vessels - Total fleet	70	73	83	82	83
Utilization - Total fleet	50.9%	52.3%	49.4%	53.6%	51.4%

Average vessels - Active fleet	48	50	54	53	55
Utilization - Active fleet	74.4%	76.0%	76.8%	82.8%	77.1%

Average day rates	$9,174	9,439	9,627	8,982	9,291

Vessels commencing drydocks	4	4	5	4	2

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$74	165	189	415	(15)
Cash paid for deferred drydocking and survey costs	$7,060	2,412	3,194	1,380	993
	$7,134	2,577	3,383	1,795	978

Deferred drydocking and survey costs - beginning balance	$8,318	7,129	4,731	4,037	3,547
Cash paid for deferred drydocking and survey costs	$7,060	2,412	3,194	1,380	993
Amortization of deferred drydocking and survey costs	$(1,653)	(1,321)	(796)	(686)	(503)
Disposals, intersegment transfers and other	$(328)	98	—	—	—
Deferred drydocking and survey costs - ending balance	$13,397	8,318	7,129	4,731	4,037

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2019	2019	2019	2018	2018
Worldwide
Vessel revenues	$117,173	123,641	119,662	108,527	97,011

Vessel operating costs:
Crew costs	$46,193	47,191	48,145	45,133	37,615
Routine repairs and maintenance	11,409	10,260	8,871	8,445	7,942
Major repairs	558	651	830	960	692
Insurance and loss reserves	2,027	750	2,178	636	(1,706)
Fuel, lube and supplies	8,781	8,451	9,345	9,317	7,980
Other	11,651	13,136	12,834	10,476	12,714
Total vessel operating costs	$80,619	80,439	82,203	74,967	65,237

Vessel operating margin ($)	$36,554	43,202	37,459	33,500	31,774
Vessel operating margin (%)	31.2%	34.9%	31.3%	30.9%	32.8%

Worldwide - Select operating statistics
Average vessels - Total fleet	220	228	253	227	201
Utilization - Total fleet	57.5%	57.0%	53.6%	54.4%	54.5%

Average vessels - Active fleet	158	163	168	150	140
Utilization - Active fleet	80.4%	79.3%	80.6%	82.2%	78.3%

Average day rates	$10,021	10,442	9,806	9,545	9,616

Vessels commencing drydocks	12	12	24	12	19

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$558	651	831	960	692
Cash paid for deferred drydocking and survey costs	$15,013	16,403	12,285	8,880	3,694
	$15,571	17,054	13,116	9,840	4,386

Deferred drydocking and survey costs - beginning balance	$41,029	30,601	22,215	16,053	14,372
Cash paid for deferred drydocking and survey costs	$15,013	16,403	12,285	8,880	3,694
Amortization of deferred drydocking and survey costs	$(6,688)	(5,490)	(3,898)	(2,718)	(2,013)
Disposals, intersegment transfers and other	$(328)	(485)	—	—	—
Deferred drydocking and survey costs - ending balance	$49,026	41,029	30,602	22,215	16,053

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2019	2019	2019	2018	2018

Net loss	$(43,806)	(15,553)	(21,286)	(90,377)	(31,183)

Interest and other debt costs	7,468	7,582	7,736	7,707	7,585
Income tax expense	15,071	5,542	5,830	7,856	1,278
Depreciation	19,047	19,548	19,034	17,383	11,377
Amortization of deferred drydocking and survey costs	6,688	5,490	3,898	2,718	2,012
EBITDA (L), (M), (N), (O)	4,468	22,609	15,212	(54,713)	(8,931)

Impairment of Due from affiliate	-	-	-	20,083	-
Long-lived asset impairments	5,224	-	-	36,878	16,853
One time charges	6,293	460	3,739	12,161	3,036
Loss on debt extinguishment	-	-	-	8,119	-

Adjusted EBITDA (L), (M), (N), (O)	15,985	23,069	18,951	22,528	10,958

Note (L):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, merger and integration related costs and loss on the extinguishment of debt prior to maturity.

Note (M):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018 includes non-cash, stock-based compensation expense of $7,384, $3,588, $5,627, $3,439 and $3,828, respectively.

Note (N):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018 includes foreign exchange gains (losses) of $173, $11, $(508), $1,454 and $1, respectively.

Note (O):  EBITDA and Adjusted EBITDA equity in net (earnings) losses of unconsolidated companies for the three months ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018 includes foreign exchange gains (losses) of $0, $0, $0, $0 and $0, respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income) before interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges, merger and integration related costs and losses on the extinguishment of debt prior to maturity. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

Contacts

Tidewater Inc.

Quintin V. Kneen

Chief Executive Officer

713-470-5300

SOURCE: Tidewater Inc.